304933

COPY FROM ORIGINAL

Kathleen Jarema, Esq.
attorney



LETRA DO TESOURO NACIONAL
1.200.000.000,00
O BANCO CENTRAL DO BRASIL
UM BILHÃO E DUZENTOS MILHÕES DE CRUZEIROS
1.200.000.000,00
Emissão
Vencimento
Série H
Número 304933
PARA ABRIR CORTE AO LONGO DESTA LINHA
PARA:
DE:

VERIFIQUE SOLDA

VERIFIQUE SOLDA

ATENÇÃO: Este envelope de segurança evidenciará qualquer tentativa de violação.

INSTRUÇÕES



1
2
3
4
5

AO FECHAR O ENVELOPE.

1. Preencha com caneta esferográfica.
2. Abra o envelope conforme a ilustração.
3. Feche o envelope de forma que os pinos se encaixem nos furos, conforme a ilustração.
4. Dobre o fecho de segurança, pressionando os pinos para garantir o fechamento.

AO ABRIR O ENVELOPE.

5. Verifique a integridade do envelope antes de abrir. Corte ao longo da linha pontilhada conforme a ilustração.

DE:

____

____

____

PARA:

____

____

____

ESTE É UM ENVELOPE DE SEGURANÇA:
QUALQUER TENTATIVA DE REABERTURA
DEIXARÁ SINAIS VISÍVEIS DE VIOLAÇÃO

PARA ABRIR CORTE AO LONGO DESTA LINHA

PARA ABRIR CORTE AO LONGO DESTA LINHA

REPÚBLICA DOS ESTADOS UNIDOS DO BRASIL

CERTIFICADO DO TESOURO NACIONAL

O Tesouro Nacional certifica que o Sr.(a) UBIRATAN SALGADO FIGUEIREDO ________, é proprietário de uma Letra do Tesouro Nacional, de série H de número 304933 no valor nominal de Cr$ 1.200.000.000,00 nos termos do Decreto lei nº 1079, de 29 de janeiro de 1970.

Ministro da Fazenda

Presidente do Banco Central

BANCO DO BRASIL S.A.
AGENTE FINANCEIRO DO TESOURO NACIONAL

CASA DA MOEDA DO BRASIL

TESOURO NACIONAL	RECIBO	GTO 2183
	GUIA DE RECEBIMENTO	Ano 1972

O Tesouro Nacional

entregou a Letra do Tesouro Nacional abaixo indicada e emitida nos termos do Decreto lei nº 1079, de 29 de janeiro de 1970, ao Sr.(a) UBIRATAN SALGADO FIGUEIREDO

portador (a) das mesmas.

QUANTIDADE	SERIE	NÚMEROS	VALOR UNITÁRIO	VALOR TOTAL
01	H	304933	Cr$ 1.200.000 000,00	Cr$ 1.200.000.000,00

1.ª Via - Consumidor

Brasília — LOCAL

16.06.1972 — DATA

AUTENTICAÇÃO DO VALOR DO SALDO

Recebi a Letra do Tesouro Nacional acima relacionada, confirmando o saldo a meu favor.

CONSUMIDOR

AGÊNCIA DE TROCA

10/65 - 84.000 B. - 25x6

Ministério da Fazenda

TESOURONACIONAL

Secretaria do Tesouro Nacional
Coordenação-Geral de Controle da Dívida Pública - CODIV

CERT REP – 71196033 - CODIP/CODIV – 456119318137 - BACEN – 313734

MARLI MANTOVANI GARRIGOS

é legitimo proprietário de **01 ATIVO PÚBLICO**, com nº de processo, de validação, atualização e reemissão **76.1100.304933H,** com base no decreto Lei 1.079 de 29/01/1970, com emissão em 1972 ao portador, cartular, com valor de (face) CR$ 1.200.000.000,00 (Um Bilhão e Duzentos Milhões de Cruzeiros), autêntica de origem lícita e não criminal, conforme **Cadeia Dominial, legado e Reconhecimento de legado,** livre e desembaraçado de quaisquer ônus ou encargos de qualquer natureza, o qual consta de sua Declaração de Imposto de Renda de 2013, validados em Maio de 1989 e maio de 2003 com os juros autorizados de emissão de 12,21% AA, reajustáveis em Maio de 2003 para 18,32% AA, em Agosto de 2006, para 22,57% AA e em sua ultima revalidação em Julho de 2013, para 26,57% AA, reajustáveis semestralmente, com juros de 6,00% mais correção pela taxa SELIC, com resgate total para 09/2036 ao detentor do título devidamente documentado.

Ativo público	Juros	Valor face CR$	Valor Recebível R$	Prazo
Tesouro Nacional	Compostos		PU – 3.739.467.393,00	30 Anos
Nº 01 Ativo	Reajustáveis			
76.1100.304933H 761100.304933H	SEMESTRALMENTE	1.200.000.000,00	PU + 8.997.875.579,05	09/2036

Tesouro Nacional
10 JUL 2013

Portal da Transparência

SELO DE SEGURANÇA
TESOURONACIONAL
Registro N.° 066145

CERTIDÃO CONJUNTA NEGATIVA

DE DÉBITOS RELATIVOS AOS TÍTULOS FEDERAIS E AUTORIZAÇÃO DE TRANSPORTE INTERNACIONAL

Nome: MARLI MANTOVANI GARRIGOS
CPF: 058.715.528-03

Ressalvado o direito de a Fazenda Nacional cobrar e inscrever quaisquer dívidas de responsabilidade do sujeito passivo acima identificado que vierem a ser apuradas, é certificado que não constam pendências em seu nome, relativas à títulosfederais administrados pela Secretaria do Tesouro Nacional (STN).

Esta certidãorefere-se exclusivamente a situação de registro do(s) título(s) histórico(s) denominado(s) LTN (Letra do Tesouro Nacional) sob nº **304933, 304934, 304935, 304936** e **304937,** série H, valor de face Cr$ 1.200.000.000,00, emitida(s) em 1972, com base no Decreto Lei número 1.079 de 29 de janeiro de 1970, e possuem a numeração e série devidamente regular.

O Tesouro Nacional em conformidade com seus arquivos certifica e reconhece a emissão e repactuação do(s) ativo(s) citado(S) no preâmbulo acima, no qual autoriza, ao portador deste, devidamente identificado, efetuar o transporte internacional, procedente deste país ou a ele destinado.

Certidão emitida com base na Portaria Conjunta PGFN/RFB nº 3, de 02/05/2007.
Emitida às 12:44:33 do dia 11/11/2013 <hora e data de Brasília>
Válida até 31/12/2013.
Guia de Recolhimento da União: Banco do Brasil – GRU nº 30493337

Tesouro Nacional
11 NOV. 2013
STN/CODIN/GEIFO

CME Group | How the world advances

XTERM - Hummingbird Exceed

File Control

STB RT TERM 122 STB OPERATOR CME 13/09/2013 10:10

---------------VALUE /PRICE INDIVIDUALLY---------------

ISSUER: SECRETARIA DO TESOURO NACIONAL]
BOND TYPE/ID: LTN [SERIAL -II]
NUMBER: 304933]
CODE RENEGOTIATION: 71196033]
CODIP/CODIV: 456119318137]
ISSUER: BACEN 313734]
CODE ASSETS: 76.1100.304933 H]
DATE OF ISSUE: 16/06/1972]
EXPIRE DATE: 15/09/2036] EXPIRY DATE: 30 YEARS

PRINCIPAL:	BR/CR$	$ 1.200.000.000,00	16/06/1972]
PRICE VALUE CORRENT:	BR/R$	$ 3.739.467.393,00	10/06/2013]
PRICE FUTURE VALUE:	BR/R$	$ 8.997.875.579,05	15/09/2036]
PRICE FUTURE VALUE:	US$/DL	$ 4.038.543.796,70	09/09/2013]

INTEREST RATE: 0001 5% BOND INDEX: SELIC PERIODICITY 12 MONTHS

Q/A RATES: S&P [BBB+] FITCH: MOODY' S:[A2] ISSUER:[# N/A #]

NOTES: BEARER BONDS/PAYABLE TO THE HOLDER / TRANSFERABLE AND INDIVISIBLE

BLOKED BY STN/STB: [YES]

BLOKED STATUS: FREE TO SELL/ 60 DAYS

PF4 # PF12 = BS TX RX

304 936

COPY FROM ORIGINAL

Kathleen [illegible] Esq.
attorney


REPÚBLICA FEDERATIVA DO BRASIL

LETRA DO TESOURO NACIONAL

1.200.000.000,00

O BANCO CENTRAL DO BRASIL

a importância de

UM BILHÃO E DUZENTOS MILHÕES DE CRUZEIROS

1.200.000.000,00

Emissão

Vencimento

Série H

Número 304936

ATENÇÃO: Este envelope de segurança evidenciará qualquer tentativa de violação.

INSTRUÇÕES


1
2
3
4
5

AO FECHAR O ENVELOPE.

1. Preencha com caneta esferográfica.
2. Abra o envelope conforme a ilustração.
3. Feche o envelope de forma que os pinos se encaixem nos furos, conforme a ilustração.
4. Dobre o fecho de segurança, pressionando os pinos para garantir o fechamento.

AO ABRIR O ENVELOPE.

5. Verifique a integridade do envelope antes de abrir. Corte ao longo da linha pontilhada conforme a ilustração.

DE:

PARA:

ESTE É UM ENVELOPE DE SEGURANÇA:
QUALQUER TENTATIVA DE REABERTURA
DEIXARÁ SINAIS VISÍVEIS DE VIOLAÇÃO

PARA ABRIR CORTE AO LONGO DESTA LINHA

REPÚBLICA DOS ESTADOS UNIDOS DO BRASIL

CERTIFICADO DO TESOURO NACIONAL

O Tesouro Nacional certifica que o Sr.(a) UBIRATAN SALGADO FIGUEIREDO ______ é proprietário de uma Letra do Tesouro Nacional, de série H de número 304936 no valor nominal de Cr$ 1.200.000.000,00 nos termos do Decreto lei nº 1079, de 29 de janeiro de 1970.

[signature] Ministro da Fazenda

[signature] Presidente do Banco Central

BANCO DO BRASIL S.A.
AGENTE EMISSOR DO TESOURO NACIONAL

CASA DA MOEDA DO BRASIL

TESOURO NACIONAL	RECIBO	GTO 2186
	GUIA DE RECEBIMENTO	Ano 1972

O Tesouro Nacional

entregou a Letra do Tesouro Nacional abaixo indicada e emitida nos termos do Decreto lei nº 1079, de 29 de janeiro de 1970, ao Sr.(a) UBIRATAN SALGADO FIGUEIREDO portador (a) das mesmas.

1.ª Via - Consumidor

QUANTIDADE	SÉRIE	NÚMEROS	VALOR UNITÁRIO	VALOR TOTAL
01	H	304936	Cr$ 1.200.000 000,00	Cr$ 1.200.000.000,00

Brasília — LOCAL

16.06.1972 — DATA

AUTENTICAÇÃO DO VALOR DO SALDO

[signature]

AGÊNCIA DE TROCA

Recebi a Letra do Tesouro Nacional acima relacionada, confirmando o saldo a meu favor.

[signature]

CONSUMIDOR

10/65 - 84.000 B. - 25x6

Ministério da Fazenda

TESOURONACIONAL

Secretaria do Tesouro Nacional
Coordenação-Geral de Controle da Dívida Pública - CODIV

CERT REP – 71196036 - CODIP/CODIV – 456119318140 - BACEN – 313737

MARLI MANTOVANI GARRIGOS

é legitimo proprietário de **01 ATIVO PÚBLICO,** com nº de processo, de validação, atualização e reemissão **76.1100.304936H,** com base no decreto Lei 1.079 de 29/01/1970, com emissão em 1972 ao portador, cartular, com valor de (face) CR$ 1.200.000.000,00 (Um Bilhão e Duzentos Milhões de Cruzeiros), autêntica de origem lícita e não criminal, conforme **Cadeia Dominial, legado e Reconhecimento de legado,** livre e desembaraçado de quaisquer ônus ou encargos de qualquer natureza, o qual consta de sua Declaração de Imposto de Renda de 2013, validados em Maio de 1989 e maio de 2003 com os juros autorizados de emissão de 12,21% AA, reajustáveis em Maio de 2003 para 18,32% AA, em Agosto de 2006, para 22,57% AA e em sua ultima revalidação em Julho de 2013, para 26,57% AA, reajustáveis semestralmente, com juros de 6,00% mais correção pela taxa SELIC, com resgate total para 09/2036 ao detentor do título devidamente documentado.

Ativo público	Juros	Valor face CR$	Valor Recebível R$	Prazo
Tesouro Nacional	Compostos		PU – 3.739.467.393,00	30 Anos
Nº 01 Ativo	Reajustáveis			
76.1100.304936H 76.1100.304936H	SEMESTRALMENTE	1.200.000.000,00	PU + 8.997.875.579,05	09/2036

Tesouro Nacional
10 JUL 2013
CODIV/ GEM

Portal da Transparência
www.tesouro.gov.br

SELO DE SEGURANÇA
TESOURONACIONAL
Registro N.º 068162

MINISTÉRIO DA FAZENDA
COORDENADORIA-GERAL DE CONTROLE DA DÍVIDA PÚBLICA - CODIV
SECRETARIA DO TESOURO NACIONAL

CERTIDÃO CONJUNTA NEGATIVA

DE DÉBITOS RELATIVOS AOS TÍTULOS FEDERAIS E AUTORIZACÃO DE TRANSPORTE INTERNACIONAL

Nome: MARLI MANTOVANI GARRIGOS
CPF: 058.715.528-03

Ressalvado o direito de a Fazenda Nacional cobrar e inscrever quaisquer dívidas de responsabilidade do sujeito passivo acima identificado que vierem a ser apuradas, é certificado que não constam pendências em seu nome, relativas à títulosfederais administrados pela Secretaria do Tesouro Nacional (STN).

Esta certidãorefere-se exclusivamente a situação de registro do(s) título(s) histórico(s) denominado(s) LTN (Letra do Tesouro Nacional) sob nº **304933, 304934, 304935, 304936** e **304937,** série H, valor de face Cr$ 1.200.000.000,00, emitida(s) em 1972, com base no Decreto Lei número 1.079 de 29 de janeiro de 1970, e possuem a numeração e série devidamente regular.

O Tesouro Nacional em conformidade com seus arquivos certifica e reconhece a emissão e repactuação do(s) ativo(s) citado(S) no preâmbulo acima, no qual autoriza, ao portador deste, devidamente identificado, efetuar o transporte internacional, procedente deste país ou a ele destinado.

Certidão emitida com base na Portaria Conjunta PGFN/RFB nº 3, de 02/05/2007.
Emitida às 12:44:33 do dia 11/11/2013 <hora e data de Brasília>
Válida até 31/12/2013.
Guia de Recolhimento da União: Banco do Brasil – GRU nº 30493337

Tesouro Nacional
11 NOV. 2013
STN/CODIN/GEIFO

CME Group | How the world advances

#MESSAGE.START - 1

.

REFERENCE> # STN]

.

TO>[CME 3003310]
TERMINAL>[STN308514]
OPERATOR>[XXXXX92]

.

MESSAGE>[SEGUE TELA SISTEMA STB/STN BACEN
LTN# 304933#937 # SERIE H]
VALIDADAS EM 13 SET 2013. ESTA MENSAGEM TEM
CARATER INFORMATIVO E NÃO POSSUI VALOR FINANCEIRO]
.AUTHENTICATION.CODE>#LTC208BRBCNCLTNCCWRN901217831654381183& 2



XTERM - Hummingbird Exceed
File Control
STB RT TERM 122 STB OPERATOR CME 13/09/2013 10:10
BPCS
OS5W31122 RS 15TVS V. 124.06. BPCS.OLTRX V7.1
CMEGROUP BRAZIL # CHICAGO / STERMID STN 3022334122 /TERMID 122
PF4 # PF12 =
RS TX RX

CME Group | How the world advances

XTERM - Hummingbird Exceed

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STB RT TERM 122 STB OPERATOR CME 13/09/2013 10:10

=====VALUE /PRICE INDIVIDUALLY=====

ISSUER: SECRETARIA DO TESOURO NACIONAL]
BOND TYPE/ID: LTN [SERIAL -H]
NUMBER: 304936]
CODE RENEGOTIATION: 71196036]
CODIP/CODIV: 456119318140]
ISSUER: BACEN 313737]
CODE ASSETS: 76.1100.304936 H]
DATE OF ISSUE: 16/06/1972]
EXPIRE DATE: 15/09/2036] EXPIRY DATE: 30 YEARS

PRINCIPAL: BR/CR$ $ 1.200.000.000,00 16/06/1972]

PRICE VALUE CORRENT: BR/R$ $ 3.739.467.393,00 10/06/2013]

PRICE FUTURE VALUE: BR/RS $ 8.997.875.579,05 15/09/2036]

PRICE FUTURE VALUE: US$/DL $ 4.038.543.796,70 09/09/2013]

INTEREST RATE: 0001 5% BOND INDEX: SELIC PERIODICITY 12 MONTHS

Q/A RATES: S&P [BBB+] FITCH: MOODY' S:[A2] ISSUER:[# N/A #]

NOTES: BEARER BONDS/PAYABLE TO THE HOLDER / TRANSFERABLE AND INDIVISIBLE

BLOKED BY STN/STB: [YES]

BLOKED STATUS: FREE TO SELL/ 60 DAYS

PF4 # PF12 = BS TX RX

JOINT VENTURE AGREEMENT/ACORDO DE JOINT VENTURE

CHRISTOPHER ABI
2158 45TH ST. PMB 611 HIGHLAND IN 46322/3742 USA
Passport 501277649 – USA
E-mail address: christopherabi42@gmail.com

On behalf of:

CARBON DEVELOPMENT INC.
2158 45TH ST.
PMB 611 HIGHLAND IN 46322/3742 USA
Ph: 708.837.6320 Fax: 708.332.9666

- AND –

Lindaselva Luiza Ferreira
Rua Jacinto Galo n° 452 C/1 Bosque dos Eucaliptos
São José dos Campos – São Paulo – Brazil - ZC: 12333-521
Passport FH568869 – Brazil
E-mail address: dralindas@gmail.com

Legal representative of:

MARLI MANTOVANI GARRIGOS
Fazenda Guataporanga, KM 30 , Salto Botelho,
São Paulo - BRASIL, ZC. 17780-000
Passport FE935995 – Brazil
E-mail address: marlimantovanigarrigos@gmail.com

THIS JOINT VENTURE AGREEMENT (this "**Agreement**") dated as of February 14, 2014 made by and between **CARBON DEVELOPMENT, INC.** ("**CDI**"), a Indiana corporation with a principal business address of 2158 45th Street, PMB 611, Highland, IN 46322-3742, represented by Mr. Christopher Abi, its CEO, and **MARLI MANTOVANI GARRIGOS** , a BRAZIL RESIDENT, (PASSPORT NUMBER: FE935995) having its primary place of business at Fazenda Guataporanga, KM 30, Salto Botelho, Sao Paulo – BRASIL, ZC 17780-000 (the "**MMG**"), represented by Marli Mantovani Garrigos. **CDI and MMG** are each referred to herein as a "**Party**" and collectively the "**Parties**".

ESTE ACORDO DE JOINT VENTURE (este "**Acordo**") , datado de 14 de fevereiro de 2014 celebrado entre **CARBON DEVELOPMENT, INC.** (doravante denominada como "**CDI**"), uma empresa do estado de Indiana, E.U.A., tendo como endereço comercial principal em, número 2158 da Rua 45th, PMB 611, Highland, IN CEP: 46322-3742, representada pelo Sr. Christopher Abi, seu CEO, e MARLI MANTOVANI GARRIGOS (doravante denominada como "**MMG** "), Brasileira, número de passaporte: FE935995, residente e tendo como seu lugar principal de negócios na Fazenda Guataporanga, KM 30, Salto Botelho, São Paulo - BRASIL, CEP: 17780-000. **CDI** e **MMG** são aqui referidos como "Parte" e coletivamente como "Partes ".

MARLI MANTOVANI GARRIGOS
Passport FE935995 – Brazil
Fazenda Guataporanga, KM 30, Salto Botelho,
São Paulo - BRASIL, ZC. 17780-000
E-mail address: marlimantovanigarrigos@gmail.com

WITNESSETH/TESTIFICA

WHEREAS, MMG currently holds LTNs (LETRA DO TESOURO NACIONAL) Brazilian Treasure Bond "Purple", Series "H", Numbers: 304.933, 304.934, 304.935, 304.936, and 304.937, issue date 1972 and are curently registered on the CME Group, Inc. (the Chicago Mercantile Exchange), each with an Issue Price of One Billion Two Hundred Million Cruzeiro Real (BR/CR$1,200,000,000.00), a 2013 Current Price Value of Three Billion Seven Hundred Million Real (BR/R$3,700,000,000.00) and a 2036 Future Price Value of Eight Billion Real (BR/R$8,000,000,000.00) (collectively, the "**Bonds**");

CONSIDERANDO que, **MMG** detém atualmente as LTNs (LETRA DO TESOURO NACIONAL) " roxas", série "H", Números: 304,933 , 304,934 , 304,935 , 304,936 e 304,937, data de emissão 1972 e estão atualmente registradas no CME Group, Inc. (Chicago Mercantile Exchange), cada uma com Preço de Emissão de um bilhão e duzentos milhões de Cruzeiro real (BR/CR$ 1.200.000.000,00), e que em 2,013 tem o preço equivalente a três bilhões e setecentos milhões de reais (BR/R$ 3,700,000,000.00) e com maturidade em 2036 de Valor Futuro de oito bilhões de reais (BR/R$ 8.000.000.000,00) (coletivamente chamadas de " **Obrigações** ");

WHEREAS, the Parties desire to allow **CDI** to obtain secured lines of credit or loans (collectively, the "**Loans**") for at least One Billion Three Hundred Million US Dollars (USD $1,300,000,000.00) (the "**Loan Amount**");

CONSIDERANDO que as Partes desejam permitir a **CDI,** a obter linhas de seguros de crédito ou empréstimos (coletivamente denominados "**empréstimos**") o valor de pelo menos, um bilhão e trezentos milhões de dólares norte-americanos (USD $ 1.300.000.000,00) (denominado de " **Valor do Empréstimo** ");

WHEREAS, CDI desires to enter into a joint venture with **MMG** in order for **CDI** to arrange for the Loans for the benefit of **CDI's** projects, based on using as collateral such Bonds which have an aggregate 2013 Current Price Value of at least Six Billion Eight Hundred Million Real (BR/R$6,800,000,000.00), based on an exchange rate of $1 USD = BR/R$2.41, (collectively, the "**Collateral Bonds**");

CONSIDERANDO que, a **CDI** deseja entrar em uma joint venture com a **MMG**, a fim de que a **CDI** possa organizar os empréstimos para o benefício dos projetos da **CDI**, usando tais títulos como colaterais, que têm um valor total Atual (2013) de pelo menos seis bilhões e oitocentos milhões de reais (BR/R$ 6,800,000,000.00), com base na taxa de câmbio de US$ 1 USD = BR/R$ 2,41, (coletivamente, chamadas " **Obrigações de garantia** ");

WHEREAS, each Party agrees that (i) it is in their best interests and in the best interests of their respective shareholders, to consummate each of the transactions set forth below (collectively, the "**Transactions**");

CONSIDERANDO que, cada parte concorda que (i) é de seu melhor interesse e no interesse coletivo de seus respectivos acionistas, consumar cada uma das operações previstas abaixo (coletivamente, chamadas de "**Operações**");

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

PORTANTO, em consideração os convênios mútuos e condições estabelecidos neste documento, e outras boas e valiosas considerações, a recepção e suficiência de que são aqui reconhecidas, as partes, com a intenção de estarem legalmente respaldadas, acordam o seguinte

Section 1. <u>**Recitals**</u>. The above recitals are true, correct and complete and are incorporated herein by reference.

Seção 1. Considerados. Os considerados acima são verdadeiros, corretos e completos, e são aqui incorporados por referência.

Section 2. <u>**Services**</u>. (a) <u>**The Pledge**</u>. **MMG** will provide the Collateral Bonds to CDI and hereby irrevocably grants **CDI** the right to assign, transfer, grant and pledge the Collateral Bonds as collateral ("**Pledge**") to one or more lenders of the Loans (collectively, the "**Lender**") and to grant such Lender a first priority, perfected security interest in the Collateral Bonds, including, without limitation, any and all underlying instruments and certificates representing the Collateral Bonds and, to the extent not prohibited by applicable law, the proceeds thereof, the distributions thereon, the profits thereof, and the rights and privileges pertaining thereto.

Seção 2. Serviços. (a) **A Caução**. **MMG** irá fornecer os títulos de garantia a **CDI** e irrevogavelmente concede a CDI o direito de ceder, transferir, conceder e comprometer as obrigações colaterais como garantia ("**Caução**") para um ou mais credores dos empréstimos (coletivamente denominado, o "**credor**") e para conceder tal Credor prioridade, interesse de segurança aperfeiçoados nas Obrigações de garantia, incluindo, sem limitação, todos e quaisquer instrumentos de referência e títulos representativos das obrigações de garantia e, na medida em que não sendo proibido pela lei aplicável, o produto dos mesmos, as distribuições nela, os lucros dos mesmos, e os direitos e privilégios inerentes aos mesmos.

(b) <u>**The Loans**</u>. **CDI** will arrange for the Loans, using the Collateral Bonds as collateral, in an amount equal to at least the Loan Amount, wherein (i) **CDI** will receive loan proceeds equal to at least Eight Hundred Million US Dollars (USD $800,000,000.00), and (ii) **CDI/Citadel project** will receive loan proceeds equal to at least Five Hundred Million US Dollars (USD $500,000,000.00)

(b) <u>**Os empréstimos**</u>. A **CDI** providenciará empréstimos, usando os títulos colaterais como garantia, em um montante igual a ou pelo menos o montante do empréstimo, na qual (i) A **CDI** receberá um empréstimo equivalente a pelo menos oitocentos milhões de dólares americanos (USD$ 800.000.000,00), e (ii) O projeto **CDI**/Citadel receberá empréstimo equivalente a pelo menos quinhentos milhões de dólares norte-americanos (US$ 500.000.000,00)

(c) <u>**Delivery and Possession of the Collateral Bonds**</u>. (a) All certificates and bond powers executed in blank representing or evidencing the Collateral Bonds shall be delivered to **MMG** held by **CDI** and then Pledged by Citadel to the Lender in connection with the Loans and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Citadel.

MARLI MANTOVANI GARRIGOS
Passport FE935995 – Brazil
Fazenda Guataporanga, KM 30, Salto Botelho,
São Paulo - BRASIL, ZC. 17780-000
E-mail address: marlimantovanigarrigos@gmail.com

(c) Entrega e Posse das Obrigações de garantia. (a) Todos os certificados e os poderes de títulos executados em branco representando ou evidenciando as Obrigações de garantia deve ser entregue a **MMG** pelo **CDI** e caucionados pela Citadel ao Credor em conexão com os empréstimos e estará a disposição em forma adequada para transferência por correio, ou deve ser acompanhado de instrumentos devidamente executados de transferência ou cessão em branco, todos em forma e substância satisfatórias para a Citadel.

Section 3. **Term**. The term of this Agreement will run for a period of one (1) year from the later of the date of the Pledge of the funding of the Loans (the "**Term**").

Seção 3. Prazo . O prazo deste Contrato será executado por um período de um (1) ano a contar da última data de Caução do financiamento dos empréstimos (denominado o "**Prazo**").

Section 4. **Independent Contractors.** The relationship between both Parties established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to give either Party the power to direct and control the day-to-day activities of the other. Neither Party is an agent, representative or partner of the other Party. Except with respect to the Collateral Bonds and the Loans as set forth in Section 2 above, neither Party shall have any right, power or authority to enter into any agreement for, or on behalf of, or incur any obligation or liability of, or to otherwise bind the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such relationship upon either Party. The Parties to this Agreement and their respective employees, agents and/or subcontractors, are not employees of the other Party for any reason, including state or federal tax purposes. Each Party shall retain the right to perform services for others during the term of this Agreement.

Seção 4. Contratantes independentes. A relação entre ambas as partes estabelecidas pelo presente Acordo é o de contratantes independentes e nada contido neste Acordo deverá ser interpretado de forma a dar qualquer das Partes o poder de dirigir e controlar as atividades do dia-a-dia do outro. Nenhuma das partes é um agente, representante ou parceiro da outra parte. Exceto com relação às obrigações de garantia e os empréstimos, conforme estabelecido na **Seção 2** acima, as Partes não têm qualquer direito, poder ou autoridade para entrar em qualquer acordo para ou em nome de, ou incorrer em qualquer obrigação ou responsabilidade, ou caso contrário, se ligar a outra Parte. Este Contrato não deve ser interpretado de forma a criar uma associação, agência, joint venture ou parceria entre as partes ou impor qualquer responsabilidade atribuível a tais relações sobre qualquer uma das partes. As Partes no presente Acordo e seus respectivos funcionários, agentes e/ou subcontratados, não são funcionários da outra Parte, por qualquer motivo, incluindo efeitos fiscais estaduais ou federais. Cada Parte deverá manter o direito de prestar serviços para outras pessoas durante a vigência deste Acordo.

Section 5. **Representations and Warranties.** Both Parties hereto hereby represent and warrant that: (a) (i) Each is in "good standing" in the country and jurisdiction of its organization and operation, and (ii) any and all necessary resolutions have been properly secured and authorized which will: (x) support the execution of this Agreement; (y) support the subsequent operation of the contemplated Transactions; and (z) facilitate and authorize the signature or other participation of Citadel with regard to the Collateral Bonds and the intended Transactions;

Seção 5. Representações e Garantias. Ambas as partes contratantes declara e garante que: (a) (i) Cada um está em " boa condição " no país e jurisdição de sua organização e funcionamento, e (ii) qualquer e todas as resoluções necessárias foram devidamente protegidas e autorizou que será: (x) apoiar a execução do presente Acordo; (y) apoiar a operação posterior das transações contempladas , e (z) facilitar e autorizar a assinatura ou qualquer outra participação da Citadel no que diz respeito às obrigações de garantia e as operações previstas;

(b) (i) All documents provided in connection with, relating to, or arising out of, this Agreement and the Transactions are real and authentic; (ii) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable in accordance with its terms; and (iii) each Party has initiated their actions of their own free will, without any solicitation or influence from one or the other;

(b) (i) Todos os documentos fornecidos em conexão com, relativo a, ou resultante de, este Contrato e as transações são reais e autênticas, (ii) o presente Contrato constitui uma obrigação legal, válida e vinculante de tal partido, exequível de acordo com seus termos, e (iii) cada Parte iniciou as ações de sua própria vontade, sem qualquer solicitação ou influência de um ou de outro;

(c) (i) **CDI** has the legal right to grant Citadel the rights over the Collateral Bonds set forth above, free and clear of any lien, adverse claim, security interest, option or other charge or encumbrance; (ii) There are no restrictions on the Pledge of the Collateral Bonds except such, if any, as (x) appear on the face or back of the certificates or other evidence of the Collateral Bonds, (y) appear in any and all constituent or charter documentation and/or agreements governing or relating to the Collateral Bonds, or (z) are imposed by operation of law, and there are no options, warrants or rights pertaining thereto; and (iii) each of the Parties has the right to Pledge the Collateral Bonds free of any encumbrances and without the consent of the other or any other person or any governmental agency whatsoever; and

(c) (i) A **CDI** tem o direito legal de conceder a Citadel os direitos sobre as Obrigações de garantia estabelecidas acima livres e desembaraçadas de quaisquer ônus, reclamação adverso, ou interesse de segurança, opção ou outro encargo ou oneração, (ii) Não há restrições à Penhor das Obrigações de garantia, exceto tal, se houver, como (x) aparecem na face ou no verso dos certificados ou outros títulos de Obrigações de garantia, (y) aparecem em toda e qualquer documentação constituinte ou charter e/ou acordos que regem ou relacionados as Obrigações de garantia, ou (z) são impostas por força de lei e não há opções, mandatos ou direitos a eles relativos, e (iii) cada uma das partes tem o direito de penhorar a obrigação de garantia livre de quaisquer ônus e sem o consentimento do outro ou qualquer outra pessoa ou qualquer agência governamental que seja; e

(d) Neither the execution or delivery of this Agreement, nor the consummation of the Transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by a Party is prevented by, limited by, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, trust agreement, stockholder agreement, or other agreement or instrument to which such Party is a party or by which it and/or the Collateral Bonds is bound, or (ii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to such Party, subject to applicable state and federal securities laws.

MARLI MANTOVANI GARRIGOS
Passport FE935995 – Brazil
Fazenda Guataporanga, KM 30, Salto Botelho,
São Paulo - BRASIL, ZC. 17780-000
E-mail address: marlimantovanigarrigos@gmail.com

(d) Nem a execução ou entrega do presente Contrato, nem a consumação das transações contempladas por este meio, nem do cumprimento ou execução dos termos e condições do presente Acordo por uma Parte é impedida por, limitado por, conflitos com, ou resultará na quebra ou violação de um padrão ou sob os termos, condições ou disposições do (i) qualquer hipoteca, acordo de segurança, escritura, a evidência de endividamento, empréstimo ou contrato de financiamento, acordo de confiança, acordo acionista, ou outro acordo ou instrumento em que tal Parte seja parte ou pelo qual ele e/ou as obrigações de garantia seja limitada, ou (ii) qualquer disposição de lei, qualquer ordem de qualquer tribunal ou órgão administrativo ou qualquer norma ou regulamento aplicável a essa Parte, sujeita a aplicáveis leis de valores mobiliários estaduais e federais.

Section 6. **Further Assurances.** Each Party agrees that, at any time, and from time to time, at the expense of **CDI, MMG** will promptly execute and deliver all certificates and bond/stock powers representing or evidencing the Collateral Bonds and all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other Party may reasonably request, in order to perfect and protect any Pledge granted or purported to be granted hereby or in connection with consummating any of the Transactions, subject to applicable state and Federal securities laws with respect to the Collateral Bonds.

Seção 6. **Garantias Adicionais**. Cada Parte concorda que, a qualquer momento, e de tempos em tempos, às custas da **CDI, MMG**, prontamente executará e entregará todos os certificados e os poderes dos títulos/ações que representam ou que comprovem os títulos de garantia e todos os outros instrumentos e documentos, e tomar todas as medidas que sejam necessárias ou desejáveis, ou que a outra parte possa solicitar, a fim de aperfeiçoar e proteger qualquer caução concedida ou que se pretenda conceder por este meio ou em conexão a consumar qualquer das Operações, sujeitas a leis estaduais e federais de valores mobiliários em relação às obrigações de garantia .

Section 7. **Litigation Respecting the Collateral Bonds.** In the event any action, suit or other proceeding at law, in equity, in arbitration or before any other authority involving or affecting the Collateral Bonds becomes known to or is contemplated by any Party, such Party shall give the other Party immediate notice thereof and if such Party is contemplating such action, suit or other proceeding, such Party shall receive the written consent of the other Party prior to commencing any such action, suit or other proceeding.

Seção 7. **Contencioso Respeitando as Obrigações de garantia** . No caso de qualquer ação, processo ou outro procedimento dentro da lei, no patrimônio líquido, na arbitragem ou perate qualquer outra autoridade, envolvendo ou afetando as Obrigações de garantia, será trazida ao conhecimento de qualquer uma das Partes, essa Parte deverá dar a outra um aviso imediato da ação a mesma ou se tal parte está contemplando tal ação, processo ou outro procedimento, tal Parte deverá receber o consentimento por escrito da outra parte antes de iniciar qualquer ação, processo ou outro procedimento.

Section 8. **Waiver, Cumulative Remedies.** A waiver of any provision hereof with respect to one event shall not be construed as continuing, or as a bar to or waiver of any right or remedy as to subsequent events. The rights and remedies provided by this Agreement are cumulative, and the exercise of any right or remedy by either Party hereto (or by its successors), whether pursuant to this

Agreement, to any other agreement, or to law, shall not preclude or waive its right to exercise any or all other rights and remedies.

Seção 8. Renúncia, recursos cumulativos . A renúncia de qualquer cláusula do acordo em relação a um evento não deve ser interpretada como continuado, ou como uma barreira ou uma renúncia a qualquer direito ou recurso quanto aos eventos subsequentes. Os direitos e recursos previstos pelo presente Acordo são cumulativos, e o exercício de qualquer direito ou recurso por qualquer uma das partes (ou seus sucessores), quer ao abrigo do presente Acordo, ou a qualquer outro acordo, por lei, não deve impedir ou renunciar seu direito de exercer qualquer ou todos os outros direitos e recursos.

Section 9. **Notices.** Except for any notice required by law to be given in another manner, or as otherwise specifically provided in this Agreement, all notices provided for in this Agreement, unless otherwise specified, shall be in writing and shall be served by personal service, or by express overnight mail, or by confirmed facsimile transmission ("fax") or electronic data transmission, such as e-mail and PDF's. Original notices shall be remitted by overnight courier and shall be addressed to each Party at the address set forth in the introductory paragraph hereof. Any Party may notify the other Party in writing of a different address to which notices shall be sent. Notices given by personal service shall be deemed given at the time they are so served. Notices given by express overnight mail shall be deemed given at the earlier of seventy-two (72) hours after the date of mailing or the date actually received. Notices sent by facsimile or electronic data transmission shall be deemed to have been given at the time of the fax or electronic data transmission. Any Party receiving a fax or electronic data transmission from another Party hereto shall be entitled to rely upon the contents of such fax or electronic data transmission as genuine and as having such force and effect as if the contents of such fax or electronic data transmission were contained in a letter actually signed by the Party whose apparent signature is set forth in such fax or e-mail and delivered by mail.

Seção 9. Notificações. Exceto para qualquer aviso exigido por lei para ser dada de outra maneira, ou a expressa disposição em contrário no presente Acordo, todas as notificações previstas no presente Acordo, salvo especificação em contrário, deve ser por escrito e devem ser servidas por um serviço personalizado, ou por correio expresso durante a noite, ou por fax confirmado ("fax") ou transmissão eletrônica de dados, como e-mail com PDF. Avisos originais devem ser remetidos por correio expresso e deve ser dirigida a cada Parte, no endereço indicado no parágrafo introdutório do mesmo. Qualquer das Partes poderá notificar a outra Parte, por escrito, de um endereço diferente das mencionadas no Acordo para onde as notificações devam ser enviadas. Avisos dados pelo serviço pessoal será considerada entregue no momento que forem enviadas. Avisos enviados por correio expresso durante a noite será considerado entregue em setenta e duas (72) horas após a data da postagem ou na data efetivamente recebida. Os anúncios enviados por transmissão de dados fac-símile ou eletronicamente deve ser considerada como tendo sido enviado no momento da transmissão do fax ou do envio eletrônico. Qualquer Parte que receber um fax ou transmissão eletrônica de dados oriundos de outra Parte, terá o direito de contar com o conteúdo de tal fax ou transmissão electrónica de dados como genuína e como tendo tanta força e efeito como se o conteúdo de tal fax ou transmissão eletrônica de dados estivessem contidas em uma carta, e assinado pela parte cuja assinatura aparente é estabelecido de tal fax ou e-mail e entregue pelo correio.

Section 10. **Severability.** In the event that any provision of this Agreement shall be determined to be superseded, invalid or otherwise unenforceable pursuant to applicable law, such

determination shall not affect the validity of the remaining provisions of this Agreement, and the remaining provisions of this Agreement shall be enforced as if the invalid provision were deleted.

Seção 10. Desvinculação. No caso de qualquer disposição do presente Acordo será determinada a ser substituído, invalidada ou inexequível nos termos da lei aplicável, tal determinação não afetará a validade das demais disposições deste Contrato, e as demais disposições deste Contrato serão executadas como se a disposição inválida fossem excluídas.

Section 11. **Entire Agreement.** This Agreement and the agreements referred to herein contain the entire agreement of the Parties and supersedes all other agreements, understandings and representations, oral or otherwise, between the parties with respect to the matters contained herein.

Seção 11. Acordo Integral. Este Acordo e os acordos aqui referidos contêm a totalidade do acordo entre as partes e substitui todos os outros acordos, entendimentos e representações, orais ou não, entre as partes com relação aos assuntos aqui contidos.

Section 12. **Governing Law, Disputes and Venue.** This Agreement shall be governed by, and construed in accordance with, the laws of the State of California and/or the State of Indiana, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Seção 12. Lei Aplicável , Disputas e Local. O presente Acordo será regido e interpretado de acordo com as leis do Estado da Califórnia e/ou o Estado de Indiana, independentemente das leis que poderiam governar sob os princípios aplicáveis do conflito de leis do mesmo.

Section 13. **Counterparts; Facsimiles.** This Agreement shall be considered to be an original, binding and enforceable agreement, whether executed in original, binding counterparts or fax or electronic data transmission form and no hard copy are to follow unless specified. Copies of this Agreement are authorized to legal counsels of the Parties but must not be distributed to representatives; it is a legal binding document between the Parties. The words "execution," "signed," "signature," or words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Seção 13. Contrapartidas; fac-símiles. O presente Acordo será considerado original , obrigatório e executório, e que seja executado no original, ligação homólogos ou fax ou formulário de transmissão electrónica de dados e nenhuma cópia impressa seguirão, a menos que assim especificado seja. As cópias deste Acordo estão autorizados a assessores jurídicos das partes, mas não deve ser distribuído aos representantes, é um documento vinculativo legal entre as partes. As palavras "execução", "assinado", "assinatura", ou palavras de significado semelhante no presente Acordo serão consideradas para incluir assinaturas eletrônicas ou a manutenção de registos em formato eletrônico, cada um dos quais deve conter o mesmo efeito jurídico, validade ou aplicabilidade como uma assinatura executada manualmente ou pelo uso de um sistema de manutenção de registros em papel, conforme o caso pode ser, na medida e na forma prevista em qualquer lei, outras leis estaduais semelhantes com base nas transações eletrônicas de Lei Uniforme.

MARLI MANTOVANI GARRIGOS
Passport FE935995 – Brazil
Fazenda Guataporanga, KM 30, Salto Botelho,
São Paulo - BRASIL, ZC. 17780-000
E-mail address: marlimantovanigarrigos@gmail.com

Section 14. **Headings; Neutral Construction.** The headings, titles and subtitles used in this Agreement are for ease of reference only and shall not control or affect the meaning or construction of any provision hereof. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. This Agreement has been negotiated and drafted by legal counsel for both Parties and shall not interpreted in favor of on party over the other. This Agreement shall not be construed more strictly against one Party merely by virtue of the fact that the same has been prepared by such Party or its counsel, it being recognized that both Parties have contributed substantially and materially to the preparation of this Agreement, and both Parties acknowledge and waive any claim contesting the existence and the adequacy of the consideration given by the other Party hereto in entering into this Agreement.

Seção 14. **Posições; Construção Neutra** . Os títulos e subtítulos utilizados neste Contrato são para facilidade de referência apenas e não deve controlar ou afetar o significado ou a construção de qualquer cláusula do acordo. Sempre que o contexto possa exigir, qualquer pronome incluirá as formas masculinas, feminino e neutro correspondentes. Este Acordo foi negociado e elaborado pela assessoria jurídica para ambas as partes e não interpretados em favor a uma parte ou em relação ao outro. Este Contrato não poderá ser interpretado de forma mais rigorosa contra uma parte meramente em virtude do fato de que o mesmo foi elaborado por tal Parte ou seus assessores, sendo reconhecido que ambas as partes têm contribuído de forma substancial e materialmente para a elaboração do presente Acordo, e ambos as Partes reconhecem e renunciam qualquer alegação em contestar a existência e a adequação da retribuição dada pela outra Parte no presente regulamento para entrar neste Acordo .

Section 15. **Amendment.** The Parties may amend this Agreement only by a written agreement that is signed by each Party to be bound by the amendment and that identifies itself as an amendment to this Agreement.

Seção 15. **Emenda.** As Partes podem alterar o presente Acordo somente por um acordo escrito que será assinado por cada parte a ser vinculado pela alteração e que se identifica como uma emenda a este Acordo.

Section 16. **Successors and Assigns.** This Agreement shall inure to the benefit of and be binding upon each Party and their respective successors and assigns. Each respective right and entitlement of each Party hereunder shall inure to such Party's respective heirs, successors and assigns.

Seção 16. **Sucessores e cessionários.** O presente Acordo reverterá em benefício de e vinculam cada uma das Partes e seus respectivos sucessores e cessionários. Cada respectivo direito de cada uma das Partes nos termos deste instrumento reverterá aos respectivos herdeiros, sucessores e cessionários de tal Parte.

Section 17. **Validity.** In the event that any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

Seção 17. **Validade** . No caso de qualquer disposição do presente Acordo será considerada inválida, sendo que o mesmo não prejudica, em qualquer aspecto a validade do restante deste Acordo.

MARLI MANTOVANI GARRIGOS
Passport FE935995 – Brazil
Fazenda Guataporanga, KM 30, Salto Botelho,
São Paulo - BRASIL, ZC. 17780-000
E-mail address: marlimantovanigarrigos@gmail.com

PRIVATIVO & CONFICENDIAL *PRIVATE & CONFIDENTIAL*

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

DOU FÉ, que este acordo foi firmado entre as partes na data acima indicada.

STATE OF Indiana
COUNTY OF Lake

The foregoing instrument was acknowledged before me this 17th day of Feb, 2014, by Christopher Abi

Notary Public's Signature — Notary Name: Lisa Joy Gonzalez
Personally Known ____ OR
Type of Identification Produced IN Drivers License

LISA JOY GONZALEZ
Notary Public- Seal
State of Indiana
My Commission Expires Feb 11, 2021

CARBON DEVELOPMENT, INC.

By: ______________________
Name/Nome: Christopher Abi
Title/Titulo: CEO

By: ______________________
Name/Nome: **Marli Mantovani Garrigos**
Title/Titulo: Principal/Proprietária

4º Tabelião

By: ______________________
Name/Nome: **Lindaselva Luiza Ferreira**
Title/Titulo: Procuradora/Full Power Attorney

4º TABELIÃO DE NOTAS DE SÃO JOSÉ DOS CAMPOS Bel. Jurandyr Eleuterio Barbosa
RECONHEÇO POR SEMELHANÇA A FIRMA DE: LINDASELVA LUIZA FERREIRA, EM DOCUMENTO COM VALOR ECONÔMICO. DOU FÉ.
São José dos Campos, 17 de fevereiro de 2014. EM TEST. DA VERDADE. JURANDYR ELEUTERIO BARBOSA - Tabelião
VALOR ECONÔMICO 1006AA165687
AA451881